UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2026
_________________________
AMPRIUS TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Avenue, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 7, 2026, Amprius Technologies, Inc. (the “Company”) entered into the Second Amendment to Industrial Lease Agreement (the “Second Amendment”) with Los Altos Fields, LLC, amending the Company's existing lease for its facility located at 1000-1180 Page Avenue, Fremont, California. The Second Amendment extends the lease term, which had been scheduled to expire on June 30, 2027, for an additional eighty-four (84) months, commencing July 1, 2027 and expiring June 30, 2034. The Second Amendment provides that the Company has two options to extend the lease term for additional five-year periods, subject to the terms and conditions set forth in the lease. Base rent during the extended term is subject to annual escalation, in accordance with the base rent schedule set forth in the Second Amendment, and the Company will continue to pay its percentage share of operating expenses in accordance with the lease. The total future lease payments, after amendment, are expected to be approximately $10.5 million.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Industrial Lease Agreement, dated August 7, 2026, by and between Amprius Technologies, Inc. and Los Altos Fields, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: August 13, 2026	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Chief Financial Officer